BOEING PROPRIETARY UNTIL FILED

EXHIBIT 32.1

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 of Boeing Capital Corporation (the “Company”) as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael J. Cave, President of the Company, certify that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 22, 2013	/S/ MICHAEL J. CAVE
Michael J. Cave
President